                  FIRST AMENDMENT, dated as of May 10, 2005 (this "Amendment"), to the CREDIT AGREEMENT, dated as of August 2, 2004 (as otherwise amended, supplemented or modified from time to time, the "Credit Agreement"), among
ALLIED SECURITY HOLDINGS LLC, a Delaware limited liability company (the
"Borrower"), the lending institutions from time to time parties thereto,
SOVEREIGN BANK, as Syndication Agent, CIT LENDING SERVICES CORPORATION, ING
CAPITAL LLC and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, BEAR
STEARNS CORPORATE LENDING INC., as Administrative Agent, and BEAR, STEARNS & CO.
INC. ("Bear Stearns"), as Sole Lead Arranger and Sole Book Running Manager.

     A. The Borrower has requested that the Credit Agreement be amended to, among other things, provide for new Term Loans C, the proceeds of which will be used to repay in full all currently outstanding Term Loans. The Borrower has appointed Bear Stearns to act as Sole Lead Arranger and Sole Book Running
Manager for this Amendment.

     B. Each existing Lender with a Term Loan Commitment or with outstanding
Term Loans (an "Existing Term Loan Lender") that executes and delivers a signature page to this Amendment specifically in the capacity of a "Continuing
Lender" (a "Continuing Lender") will be deemed upon the First Amendment
Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Term Loans C in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Term Loan Lender's outstanding Term Loans immediately prior to the First Amendment Effective Date
("Existing Term Loans"). Each Existing Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Term Loan Lender and not specifically as a Continuing Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Term Loans C.

     C. Each Person (other than a Continuing Lender in its capacity as such)
that agrees to make Term Loans C (an "Additional Lender") will, on the First
Amendment Effective Date, make such Term Loans C to the Borrower in the manner contemplated by Section 3. The cash proceeds of any such Term Loans C will be used solely to repay in full the outstanding principal amount of Existing Term
Loans of Existing Term Loan Lenders (other than any such Existing Term Loans refinanced pursuant to an exchange thereof for Term Loans C as provided herein)
and to pay fees and expenses in connection with such prepayments and with this
Amendment.

     D. The Required Lenders are willing to effect such amendment (and the other amendments set forth herein), and the Continuing Lenders and the Additional
Lenders are willing to make Term Loans C as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment.

     E. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendment of the Credit Agreement. The Credit Agreement is
hereby amended, effective as of the First Amendment Effective Date, as follows:

     (a) Amendment of Section 1.1 (Defined Terms). Section 1.1 is hereby revised by making the following revisions:

          (i) Deleted Defined Terms. Deleting the following definitions:

               (A) "Term Commitment";

               (B) "Term Loan"; and

               (C) "Term Lender".

          (ii) Term Loans C. Replacing each reference in the Credit Agreement to the term "Term Loan" and "Term Loans" with the term "Term Loan C" or "Term Loans
C", as applicable.

          (iii) New Term Commitments. Replacing each reference in the Credit
Agreement to the term "Term Commitment" and "Term Commitments" with the term
"New Term Commitment" or "New Term Commitments", as applicable.

          (iv) New Term Lenders. Replacing each reference in the Credit
Agreement to the term "Term Lender" and "Term Lenders" with the term "New Term
Lender" or "New Term Lenders", as applicable.

          (v) New Defined Terms. Inserting the following definitions in the appropriate alphabetical order therein:

               (A) "Continuing Lender": as defined in the recitals to the First
          Amendment.

               (B) "First Amendment": the First Amendment to the Credit
          Agreement, dated as of May 10, 2005, among the Borrower, the lending institutions from time to time parties thereto, SOVEREIGN BANK, as
          Syndication Agent, CIT LENDING SERVICES CORPORATION, ING CAPITAL LLC
          and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, BEAR
          STEARNS CORPORATE LENDING INC., as Administrative Agent, and BEAR,
          STEARNS & CO. INC., as Sole Lead Arranger and Sole Book Running
          Manager.

               (C) "First Amendment Effective Date": the date on which the First
          Amendment is made effective in accordance with the terms thereof.

               (D) "New Term Commitment": as to any Lender, the commitment of such Lender to make Term Loans C hereunder pursuant to Section 3 of the First Amendment on the First Amendment Effective Date. The amount of each Lender's New Term Commitment is set forth on Schedule A to the
          First Amendment (as appended to the First Amendment on the First
          Amendment Effective Date) or in the Assignment and Acceptance pursuant to which such Lender assumed its New Term Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

               (E) "New Term Lender": each Lender that has a New Term Commitment or that holds a Term Loan C.

               (F) "Term Loan C": a Loan made to the Borrower in Dollars on the
          First Amendment Effective Date pursuant to Section 3 of the First
          Amendment. On the First Amendment Effective Date, the aggregate principal amount of the Term Loans C shall be $202,000,000.

          (vi) Revised Defined Terms. Revising the definitions of the terms set forth below as follows:

               (A) Applicable Margin. Deleting the defined term "Applicable
          Margin" in its entirety and replacing it with the following:

          "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                            ABR Loans    Eurodollar Loans
                                            ---------    ----------------
                 Revolving Loans and
                   Swingline Loans            3.50%            4.50%
                 Term Loans C                 2.75%            3.75%

                  provided, that so long as no Default or Event of Default has occurred and is continuing, the Applicable Margin with respect to Term Loans C shall be adjusted, on and after the first
                  Adjustment Date (as defined below) occurring after the
                  completion of two full fiscal quarters of the Borrower after the Closing Date, based on changes in the Consolidated
                  Leverage Ratio, with such adjustments to become effective on the date (the "Adjustment Date") that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 6.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section
                  6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest Applicable Margin set forth in the table shown below shall apply. On each Adjustment Date, the Applicable Margin for Term Loans C shall be adjusted to be equal to the
                  Applicable Margin opposite the Pricing Level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

                           Pricing Level      ABR Loans     Eurodollar Loans
                           -------------      ---------     ----------------
                                 I              2.75%             3.75%
                                II              2.50%             3.50%

                  As used herein, the following rules shall govern the
                  determination of Pricing Levels on each Adjustment Date:

                  "Pricing Level I" shall exist on an Adjustment Date if the
                  Consolidated Leverage Ratio for the relevant period of four consecutive fiscal quarters is greater than or equal to 3.5 to
                  1.

                  "Pricing Level II" shall exist on an Adjustment Date if the
                  Consolidated Leverage Ratio for the relevant period of four consecutive fiscal quarters is less than 3.5 to 1.

               (B) Excess Cash Flow. Deleting the word "and" immediately
          preceding the number "(viii)" and inserting the following immediately before the period at the end of such definition: ", and (ix) the aggregate amount of reasonable and documented cash expenditures made in connection with Permitted Acquisitions during such fiscal year".

               (C) L/C Commitment. Replacing the dollar amount "$40,000,000"
          with the dollar amount "$50,000,000".

               (D) Lenders. Replacing the phrase "as defined in the preamble hereto" with the phrase "the several banks and other financial institutions or entities from time to time parties to this Agreement".

               (E) Required Lenders. Replacing the existing clause (a) with the following: "(a) the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans C then outstanding and".

          (b) Amendment of Section 2.1 (New Term Commitments). Section 2.1 is
deleted in its entirety and replaced with the following: "Pursuant to the First
Amendment, each New Term Lender severally agrees to make a Term Loan C or Term
Loans C on the First Amendment Effective Date to the Borrower in Dollars, which
Term Loans C shall not exceed for any such Lender the New Term Commitment of such Lender as of the First Amendment Effective Date, provided that each
Continuing Lender having a New Term Commitment shall make Term Loans C on the
First Amendment Effective Date by exchanging its existing term loans designated as "Term Loans" under the Credit Agreement immediately prior to the First
Amendment Effective Date for Term Loans C in the manner contemplated by Section
3 of the First Amendment. The Term Loans C may from time to time be Eurodollar
Loans or ABR Loans, as determined by the Borrower and notified to the
Administrative Agent in accordance with Sections 2.2 and 2.12."

          (c) Amendment of Section 2.3 (Repayment of Term Loans C). Section 2.3
is deleted in its entirety and replaced with the following:

               (i) The Term Loan C of each New Term Lender shall mature in 21 consecutive quarterly installments, each of which shall be in an amount equal to such Lender's Term Percentage multiplied by the amount set forth below opposite such installment:

                  Installment                       Principal Amount
                  -----------                       ----------------

                  June 30, 2005                      $1,250,000
                  September 30, 2005                 $1,250,000
                  December 31, 2005                  $1,250,000
                  March 31, 2006                     $1,250,000
                  June 30, 2006                      $1,250,000
                  September 30, 2006                 $1,250,000
                  December 31, 2006                  $1,250,000
                  March 31, 2007                     $7,500,000
                  June 30, 2007                      $7,500,000
                  September 30, 2007                 $7,500,000
                  December 31, 2007                  $7,500,000
                  March 31, 2008                     $7,500,000
                  June 30, 2008                      $7,500,000
                  September 30, 2008                 $7,500,000
                  December 31, 2008                  $7,500,000
                  March 31, 2009                     $7,500,000
                  June 30, 2009                      $7,500,000
                  September 30, 2009                 $7,500,000
                  December 31, 2009                  $7,500,000
                  March 31, 2010                     $51,625,000
                  June 30, 2010                      $51,625,000 or remainder

          (d) Amendment of Section 4.16 (Use of Proceeds). Section 4.16 is
revised by deleting the first sentence thereof in its entirety and replacing it with "The proceeds of all Term Loans C funded on the First Amendment Effective
Date shall be used solely to repay in full the outstanding principal amount of those existing term loans designated as "Term Loans" under the Credit Agreement immediately prior to the First Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the First Amendment."

          (e) Amendment of Section 7.8(h) (Investments). Section 7.8(h) is
revised by replacing the dollar amount "$30,000,000" with the dollar amount
"$60,000,000" and deleting the second proviso.

          (f) Amendment of Section 10.2 (Notices). Section 10.2 is revised by
(i) replacing the words "Christopher Dunne" as the contact person for the
Borrower with "William A. Torzolini", and (ii) replacing the words "Mafco
Holdings Inc." with "MacAndrews & Forbes Holdings Inc.".

          (g) Amendment of Exhibits to the Credit Agreement. The Exhibits to the
Credit Agreement are revised by deleting the contents of Exhibit I-1 to the
Credit Agreement in their entirety and replacing them with the contents of
Exhibit A to this Amendment.

          Section 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders (including the Additional Lenders) and the Administrative
Agent that, as of the First Amendment Effective Date:

          (a) This Amendment has been duly authorized, executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitutes the Borrower's legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) The representations and warranties set forth in Section 4
     (Representations and Warranties) of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

          (c) No Default or Event of Default has occurred and is continuing.

          Section 3. Term Loans C. (a) Subject to the terms and conditions set forth herein, each Continuing Lender and each Additional Lender agrees to make Term Loans C to the Borrower on the First Amendment Effective Date in
amounts equal to its New Term Commitment (as defined below). Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Term Loans C shall not exceed the aggregate principal amount of the Existing Term Loans immediately prior to the First Amendment
Effective Date. For purposes hereof, a Person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the
Administrative Agent, on or prior to the First Amendment Effective Date, a signature page to this Amendment specifically in the capacity of an "Additional
Lender" setting forth the amounts of Term Loans C such Person commits to make on the First Amendment Effective Date. The "New Term Commitment" for any Term Loans
C of (i) any Continuing Lender shall be the principal amount of its Existing
Term Loans or such lesser amount as is determined by Bear Stearns and notified to such Lender prior to the First Amendment Effective Date and (ii) any
Additional Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by Bear
Stearns and notified to it prior to the First Amendment Effective Date. The aggregate amount of New Term Commitments shall equal the aggregate principal amount of the Existing Term Loans.

          (b) Each Continuing Lender and each Additional Lender shall make Term
Loans C on the First Amendment Effective Date by (i) exchanging its Existing
Term Loans, if any, for Term Loans C in an equal principal amount (to the extent the amounts of such Existing

Term Loans, if any, do not exceed the New Term Commitment of such Lender) and
(ii) transferring to the Administrative Agent, in the manner contemplated by the
Credit Agreement (including Section 2.2 (Procedure for New Term Loan Borrowing)
thereof), an amount equal to the excess, if any, of its New Term Commitment over the principal amount of Existing Term Loans, if any, exchanged by it pursuant to clause (i) above. The Borrower hereby irrevocably directs the Administrative
Agent pursuant to Section 2.10 (Optional Prepayments) of the Credit Agreement to
apply all proceeds of the Term Loans C received hereunder immediately upon the receipt thereof to prepay outstanding Existing Term Loans. The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Lender shall be responsible for any other Lender's failure to make or acquire by exchange any Term Loans C.

          (c) The obligations of each Continuing Lender and each Additional
Lender to make Term Loans C on the First Amendment Effective Date are subject to the satisfaction of the following conditions:

          (i) The Administrative Agent shall have received a certificate of the
     Borrower dated the First Amendment Effective Date, substantially in the form of Exhibit B to this Amendment;

          (ii) The Administrative Agent shall have received the executed legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the
     Borrower and its Subsidiaries, substantially in the form of Exhibit C to this Amendment;

          (iii) Each Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument substantially in the form of Exhibit D to this Amendment pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

          (iv) Bear Stearns shall be satisfied that the Borrower has made the payments referred to in Section 3(e) of this Amendment or is making such payment on the First Amendment Effective Date with the cash proceeds of the
     Term Loans C and such other funds of the Borrower as may be required; and

          (v) The conditions to effectiveness of this Amendment set forth in
     Section 4 shall have been satisfied.

          (d) All Borrowings of Term Loans C made on the First Amendment
Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Term Loans, and the
Eurodollar Rate applicable to such Term Loans C during such initial Interest
Periods will be the same as that applicable at such time to the Existing Term
Loans being refinanced. The Borrower will not be required to make any payments to Existing Term Loan Lenders under Section 2.15 (Computation of Interest and
Fees) of the Credit Agreement in respect of the repayment of Existing Term Loans on the First Amendment Effective Date pursuant to their exchange for Term Loans
C.

          (e) On the First Amendment Effective Date, the Borrower shall apply the cash proceeds of the Term Loans C and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (other than those that are exchanged for Term Loans C as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Term Loans, (iii) pay to each
Existing Term Loan Lender all amounts payable pursuant to Section 2.15
(Computation of Interest and Fees) of the Credit Agreement as a result of the prepayment of such Lender's Existing Term Loans (other than any portion thereof that is exchanged for Term Loans C as provided herein) on the First Amendment
Effective Date and (iv) pay all other Obligations then due and owing to the
Existing Term Loan Lenders, in their capacity as such, under the Credit
Agreement.

          (f) The Required Lenders hereby waive the requirements of Section 2.10
(Optional Prepayments) of the Credit Agreement solely to the extent that such
Section requires any notice of prepayment to be given in respect of the Existing
Term Loans to be prepaid on the First Amendment Effective Date. Notwithstanding
that the Existing Term Loans shall be refinanced in full on the First Amendment
Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) of this Amendment)
will continue in full force and effect with respect to, and for the benefit of, each Existing Term Loan Lender in respect of such Lender's Existing Term Loans existing under the Credit Agreement prior to the First Amendment Effective Date.

          Section 4. Effectiveness of Amendment. The effectiveness of this
Amendment and the occurrence of the First Amendment Effective Date are subject to receipt by the Administrative Agent (or its counsel) of duly executed counterparts of this Amendment that, when taken together, bear the signatures of
(a) the Borrower, (b) the Required Lenders and (c) each of the Continuing
Lenders and each of the Additional Lenders.

          Section 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the
Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit
Agreement or any other provision of the Credit Agreement or of any other Loan
Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the
Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          Section 6. Fees; Costs and Expenses. The Borrower agrees to pay to each Lender that executes this Amendment, a fee equal to 0.10% of such Lender's
Commitment (before giving effect to Section 3(a) of this Amendment), which fee shall be payable on the First Amendment Effective Date. The Borrower further agrees to reimburse Bear Stearns for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of their counsel to the extent provided for in Section 10.5
(Payment of Expenses and Taxes) of the Credit Agreement.

          Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          Section 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                          ALLIED SECURITY HOLDINGS LLC

                                            By: /s/ William A. Torzolini
                                               -----------------------
                                                 Name: William A. Torzolini
                                                 Title: Chief Financial Officer

                             BEAR STEARNS CORPORATE LENDING INC.,
                             as Administrative Agent

                                by /s/ Victor Bulzacchelli
                                   ------------------------------------
                                   Name: Victor Bulzacchelli
                                   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 FIRST AMENDMENT
                                                       DATED AS OF MAY 10, 2005,
                                                         TO THE CREDIT AGREEMENT
                                                      DATED AS OF AUGUST 2, 2004

To approve First Amendment*:

---------------------------------- ------------------------------
Name of Institution:               Name of Institution:

---------------------------------- ------------------------------
AS A CONTINUING LENDER             AS AN ADDITIONAL LENDER

by________________________________ by____________________________
  Name:                              Name:
  Title:                             Title:

                                   New Term Commitment:

                                   $ -----------

------------------------------------------------------------------
Name of Institution:

----------------------------------
AS A LENDER

by_________________________________
     Name:
     Title:

----------------------------------- --------------------------------
*EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO
THE TERMS OF THIS AMENDMENT.

                                                                     SCHEDULE A
                                                              TO FIRST AMENDMENT

                            NEW TERM LOAN COMMITMENTS
                            -------------------------

Continuing Lenders:
On file with Administrative Agent.                            $194,304,761.92

Additional Lenders:
On file with Administrative Agent.                            $7,695,238.08

                                            TOTAL:            $202,000,000.00
                                            -----